UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):    January 17, 2006

MINISTRY PARTNERS INVESTMENT CORPORATION

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(Exact name of registrant as specified in its charter)

California                                                                      333-122465                                             33-0489154

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(State of Incorporation)                                       (Commission File Number)                   (IRS Employer Identification No.)

955 W. Imperial Highway, Brea, CA                                                                                                92821

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(Address of Principal Executive Offices)                                                                                        (Zip Code)

        Registrant's telephone number including area code: (714)671-5720

[ ]    Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]    Pre-commencement communications pursuant to Rule 133-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02    Departure of Directors or Principal Officers

Effective January 17, 2006, the Company's board of directors appointed Mr. Van C. Elliott to serve as the Company's President.  Mr. Elliott is a director of the Company and a director of ECCU.

The board intends that Mr. Elliott serve as interim President until a permanent replacement can be found.

(c)    Exhibits.

        None.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on behalf by the undersigned, thereunto duly authorized.

MINISTRY PARTNERS INVESTMENT CORPORATION

/s/ Van C. Elliott

Van C. Elliott

President